POWER OF ATTORNEY



     The undersigned director of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler as his true and lawful attorney-in-fact, with full poer for and on his behalf to execute, in his name and capacity as a director of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporaiton under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

     This Power of Attorney shall automatically terminate at the cloase of business on March 31, 1997.

     In witness whereof, the undersigned has executed this Power of Attorney on this 30th day of January, 1997.

                                        By:  DONALD C. TRAUSCHT
                                             -------------------
                                             Donald C. Trauscht

                                        By:  JERE A. DRUMMOND
                                             -------------------
                                             Jere A. Drummond

                                        By:  IVAN W. GORR
                                             -------------------
                                             Ivan W. Gorr

                                        By:  PAUL E. GLASKE
                                             -------------------
                                             Paul E. Glaske

                                        By:  ALEXIS P. MICHAS
                                             -------------------
                                             Alexis P. Michas

                                        By:  ALBERT J. FITZGIBBONS, III
                                             --------------------------
                                             Albert J. Fitzgibbons, III

                                        By:  JAMES J. KERLEY
                                             -------------------
                                             James J. Kerley